UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 ____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  As reported in Item 5.07 below, at the 2021 Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved amendments to the Company’s 2015 equity incentive plan (“EIP”) and 2015 employee stock purchase plan (“ESPP”).

Summaries of the EIP and ESPP, each as amended, are set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 23, 2021 (the “Proxy Statement”) and proxy supplement filed with the U.S. Securities and Exchange Commission on May 25, 2021.  Those summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the EIP and ESPP, as amended, which are filed as Exhibits 99.1 and 99.2 hereto, respectively.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 10, 2021, TRACON Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders at its corporate headquarters located at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122 at 8:00 a.m. pacific time (the “2021 Annual Meeting”). The Company had 15,480,811 shares of common stock outstanding and entitled to vote as of April 20, 2021, the record date for the 2021 Annual Meeting.  At the 2021 Annual Meeting, 10,555,675 shares of common stock of the Company were present or represented by proxy.

At the 2021 Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Proxy Statement.

At the 2021 Annual Meeting, the Company’s stockholders:

(1) elected William R. LaRue, Lisa Johnson-Pratt M.D., and Charles Theuer, M.D., Ph.D., as directors of the Company to hold office until the 2024 Annual Meeting of Stockholders;

(2) approved on an advisory basis, the compensation of the Company’s named executive officers;

(3) indicated on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers;

(4) approved an amendment to the Company’s 2015 equity incentive plan;

(5) approved an amendment to the Company’s 2015 employee stock purchase plan; and

(6) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following sets forth detailed information regarding the final certified results of the voting with respect to each matter voted upon at the 2021 Annual Meeting:

Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
William R. LaRue	6,345,990	956,690	3,252,995
Lisa Johnson-Pratt M.D.	7,275,070	27,610	3,252,995
Charles Theuer, M.D., Ph.D.	6,847,119	455,561	3,252,995

 Proposal 2. Approval, on an advisory basis, the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,242,059	51,553	9,068	3,252,995

 Proposal 3. To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	Abstentions
7,219,684	37,263	35,100	10,633

 Proposal 4. Approval of an amendment to the Company’s 2015 equity incentive plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,856,214	1,434,716	11,750	3,252,995

Proposal 5. Approval of an amendment to the Company’s 2015 employee stock purchase plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,216,298	71,393	14,989	3,252,995

 Proposal 6. Ratification of the selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,509,892	43,007	2,776	—

Consistent with the preference of the Company’s stockholders indicated by the voting results for the advisory vote on the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, the Company will include a stockholder advisory vote on the compensation of its named executive officers every year until the next required vote on the frequency of such advisory votes.

Each of the foregoing voting results from the 2021 Annual Meeting is final.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	TRACON Pharmaceuticals, Inc. 2015 Equity Incentive Plan, as amended.

99.2	TRACON Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021	TRACON Pharmaceuticals, Inc.

	By:	/s/ Charles P. Theuer, M.D., Ph.D.
	Name:	Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer